UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21517
                                                    ----------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
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               (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
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               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                           -------------

                         Date of fiscal year end: MAY 31
                                                 -------

                     Date of reporting period: MAY 31, 2005
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

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                   FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY
                                ALLOCATION FUND
                                  ANNUAL REPORT
                         FOR THE YEAR ENDED MAY 31, 2005
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TABLE OF CONTENTS
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           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  ANNUAL REPORT
                                  MAY 31, 2005

Shareholder Letter ........................................................    1

Portfolio Commentary ......................................................    2

Portfolio Components ......................................................    5

Portfolio of Investments ..................................................    6

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Financial Highlights ......................................................   15

Notes to Financial Statements .............................................   16

Report of Independent Registered Public Accounting Firm ...................   19

Additional Information ....................................................   20
    Dividend Reinvestment Plan
    Proxy Voting Policies and Procedures
    Portfolio Holdings
    Submission of Matters to a Vote of Shareholders
    Tax Information

Management ................................................................   22

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Robert F. Carey, who is the Chief Investment Officer of First Trust Advisors L.P., the Fund's investment advisor, you will obtain an understanding of how the market environment affected its performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, Mr. Carey and First Trust Advisors L.P. personnel are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

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SHAREHOLDER LETTER
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        FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND (FVI)
                                  ANNUAL REPORT
                                  MAY 31, 2005

Dear Shareholders:

We are pleased to report that the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") delivered substantial upside to shareholders for the 12-month period ended May 31, 2005 relative to its benchmarks. Based on market price, the Fund's total return was 19.5%. Its net asset value ("NAV") total return was better, up 25.0%. The S&P 500 Index gained 8.2% and the S&P1500 Supercomposite Index was up 9.0% for the same period. Despite the good returns, the Fund traded at a 14.0% discount to its NAV on May 31, 2005.

FVI just celebrated its first anniversary of trading on the American Stock Exchange on April 28, 2005. Though we are disappointed that FVI's market price is trading at a double-digit discount to its NAV, we are pleased that the strategy is building a solid performance track record. The Fund's disciplined strategy incorporates a two-tiered (bottom-up and top-down) approach to investing in equities. The bottom-up stock selection is implemented by First Trust Advisors L.P. based upon a proprietary model of selecting stocks from the Value Line(R) universe, while the top-down asset allocation is recommended by Ibbotson Associates, Inc. We believe the combination of the two can minimize some of the guesswork that accompanies investing in the stock market. How? By continuously investing in the six major styles/market capitalizations and adjusting the amount of capital dedicated to each.

Investing by style or market capitalization is nothing new, but the challenge of doing so successfully never goes away. At the start of the new millennium, many investors were still heavily weighted in large-cap growth stocks even though they had peaked in the first quarter of 1999. Investors who had committed capital to index funds, such as those linked to the S&P 500, found that when investor sentiment shifts from large-caps to small-caps, as has been the case for the past six calendar years, you either shift your investment capital elsewhere or you get left behind. According to FORTUNE, a typical 401(k) investment portfolio in 2002 had only a 1% weighting in mid-cap stocks. Hewitt Associates believes that a 20% allocation is appropriate throughout a person's working years. For the 5-year period ended May 31, 2005, small-, mid-, and large-cap stocks had cumulative returns of 69.1%, 49.0% and -9.3%, based on the respective Standard & Poors indexes. This is what we mean by guesswork.

We continue to appreciate your interest in the Fund and encourage you to read the commentary section from Bob Carey, Chief Investment Officer at First Trust Advisors L.P.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund July 8, 2005

[GRAPHIC OMITTED]
PHOTO
ROBERT F. CAREY, CFA
CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey has over 19 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV and CNBC and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.

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 A COMMENTARY ON THE FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
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THE FUND'S INVESTMENT STRATEGY

The Fund's investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest substantially all of its net assets in common stocks that are selected through the application of a top-down asset allocation strategy and a bottom-up stock selection methodology, in each case implemented by First Trust Advisors L.P. (the "Advisor"). The Advisor utilizes the Strategic Equity Allocation Model of Ibbotson Associates (top-down) to determine the optimal equity allocations among the following six U.S. equity asset classes: (1) Large-Cap Growth, (2) Large-Cap Value, (3) Mid-Cap Growth,
(4) Mid-Cap Value, (5) Small-Cap Growth and (6) Small-Cap Value.

To select the stocks within each of the six U.S. equity classes, the Advisor begins with the universe of stocks that Value Line(R) Publishing, Inc. gives a Timeliness(TM), Safety(TM) or Technical(TM) Ranking of #1 or #2 using the Value Line(R) Ranking Systems. The Advisor then applies a proprietary model to rank the stocks contained in that universe to determine which stocks will be selected for each of six different classes. The Advisor then selects the top 25 ranked stocks for each of the six asset classes for a total of approximately 150 stocks in the portfolio. The Fund does not employ leverage.

The Advisor rebalances the Fund's portfolio holdings on a semi-annual basis and adjusts the portfolio to reflect changes in the Ibbotson Strategic Equity Asset Allocation Model on an annual basis. On a more frequent basis, the Advisor may sell stocks that are no longer within the Value Line(R) universe of #1 and #2 rankings and replace them with new stocks.

PERFORMANCE OF THE FUND

The Fund posted some impressive returns for the most recent fiscal year. Based on market price, the Fund's total return was 19.5% for the 12-month period ended May 31, 2005. Its net asset value ("NAV") total return was 25.0%. Over the same period, the S&P 500 Index and S&P 1500 Supercomposite Index, which has exposure to large-, mid-, and small-cap stocks, gained 8.2% and 9.0%, respectively. The Fund distributed a $0.02 per share dividend in December 2004. FVI carried a beta of 1.01 as of May 31, 2005, according to Bloomberg. Its daily share volume averaged 24,113.

Those investors who were shareholders of FVI when trading began on April 28, 2004, know first-hand what volatility feels like. Just three weeks after launching FVI, the combination of a spike in intermediate and long-term interest rates, an upward trend in the price of oil and heightening geopolitical concerns, in our opinion, caused stock and bond prices to fall sharply - quite substantially in some instances. On May 17, 2004, FVI's market price opened at $19.48 per share, but closed down nearly 12% to $17.15. That was an unusually steep decline considering the Fund's NAV fell just 1.2%.

We are pleased that our strategy has been effective over the past fiscal year - returning more than double that of the two benchmarks mentioned - and are happy to report that the market price of FVI closed at $20.54 per share on May 31, 2005, above its $20.00 IPO price. Despite the strong NAVperformance of FVI, the Fund traded at a 14.0% discount to its NAV on May 31, 2005.

THE COMPOSITION OF THE FUND

The Fund is usually comprised of 150 equity holdings. Over the past fiscal year, 268 stocks were sold and 268 were bought. As of May 31, 2005, the WEIGHTED AVERAGE MARKET CAPITALIZATION of the stocks in the portfolio was $26.7 billion, up from $18.3 billion a year ago. The AVERAGE MARKET CAPITALIZATION was $15.7 billion, up from $10.5 billion a year ago. The LARGEST MARKET CAPITALIZATION holding in the portfolio was $358.9 billion, up from $238 billion a year ago. The smallest was $407.0 million, down from $438.0 million a year ago.

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        A COMMENTARY ON THE FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY
                         ALLOCATION FUND - (CONTINUED)
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As of May 31, 2004, the Strategic Equity Allocation Model of Ibbotson Associates, Inc., set the allocations among the six U.S. equity asset classes as follows: LARGE-CAP GROWTH (31%), LARGE-CAP VALUE (33%), MID-CAP GROWTH (8%), MID-CAP VALUE (10%), SMALL-CAP GROWTH (8%) and SMALL-CAP VALUE (10%). Those target allocations remained firm until February 21, 2005, when the annual adjustment to the style weightings was performed. The new target allocations are as follows: LARGE-CAP GROWTH (30%), LARGE-CAP VALUE (34%), MID-CAP GROWTH (7%), MID-CAP VALUE (11%), SMALL-CAP GROWTH (9%) and SMALL-CAP VALUE (9%).

For the 12-month period ended May 31, 2005, these six major U.S. equity asset classes posted the following returns (as measured by Standard & Poor's & Russell): S&P BARRA GROWTH INDEX (+4.58%), S&P BARRA VALUE INDEX (+11.88%), S&P 400 BARRA (MID-CAP) GROWTH INDEX (+11.66%), S&P 400 BARRA (MID-CAP) VALUE INDEX (+16.28%), RUSSELL 2000 (SMALL-CAP) GROWTH INDEX (+4.49%) and RUSSELL 2000 (SMALL-CAP) VALUE INDEX (+15.21%).

SECTOR DIVERSIFICATION

The following breakdown illustrates the major economic sector weightings according to S&P's Global Industry Classification Standard for FVI as of MAY 31, 2004, and MAY 31, 2005: Basic Materials (5.2%; 5.0%); Consumer Discretionary (24.1%; 16.1%); Consumer Staples (16.1%; 10.4%); Energy (16.7%; 19.7%);
Financial Services (10.2%; 10.6%); Health Care (10.2%; 9.0%); Industrials (7.5%; 7.5%); Information Technology (3.4%; 12.9%); REITs (0%; 0.4%);
Telecommunications (2.5%; 2.4%); Utilities (3.3%; 5.1%); and Cash & Equivalents (0.8%; 0.9%).

THE STATE OF THE ECONOMY

While the U.S. economy continues to enjoy solid economic growth, perhaps the most noteworthy influence impacting our current expansion is the price of oil. Oil closed at $51.97 per barrel on May 31, 2005, but was as high as $57.27 over the past 12 months. In our opinion, it is clear that the high price of crude oil has tempered economic growth since the second half of 2004. Economists say that for every $10 of sustained price increase for a barrel of oil, Gross Domestic Product ("GDP") growth will slow by about 0.5%. The price of a barrel of oil surged from $35.76 on March 31, 2004, to $55.40 on March 31, 2005. That is essentially a $20 increase, which means that GDP growth should have retrenched by about 1.0%. Sure enough, it did. GDP growth in the first quarter of 2004 was 4.5%, vs. 3.5% in the first quarter of 2005. Higher energy costs, particularly gas prices, have been offset to some degree by rising income levels in the workplace. Personal income rose about 7% in the U.S. over the past 12 months through April. Also, more people are now working. U.S. companies added 3.5 million workers to their payrolls over the past 24 months.

It was reported in April that since the end of the recession in 2001, U.S. household liabilities have increased by $2.7 trillion, vs. a rise in aftertax income of just $1.4 trillion, according to BUSINESSWEEK. The good news is that household assets, which include such things as home values, securities and retirement accounts, have surged by $10 trillion over the same period.

Low interest rate levels continue to be a boon for real estate. Home sales and home ownership in the U.S. are at record levels. Though some analysts fear that a pricing bubble may be forming in real estate, they seem to be in agreement that it is probably limited to the east and west coasts. It is likely that the high price of oil has helped keep intermediate and long-term rates lower than they normally would be in an expanding economy such as this one. Higher gasoline prices, home heating costs in the winter season and energy costs associated with operating a business, particularly in the manufacturing sector, tap the discretionary spending of individuals and businesses alike. That helps keep a lid on our core inflation rate, which excludes food and energy, and that is exactly the climate that bond investors desire.

The following question looms large: How much longer can intermediate and long-term rates remain near 40-year lows while the Federal Reserve continues to ratchet up short-term rates? The National Association for Business Economics ("NABE") announced that its panel of 50 forecasters sees the yield on the 10-year T-Note rising to 4.9% by the end of 2005, up from 4.0% as of May 31, 2005. We will revisit this topic in our closing.

AN OVERVIEW OF THE EQUITIES MARKETS

The companies in the S&P 500 Index posted their 12th consecutive quarter of double-digit earnings growth in the first quarter of 2005, according to Standard & Poor's. Most analysts had predicted earnings growth closer to 6% to 9%, but the latest estimate put first quarter earnings growth at 13%. Mid-caps (S&P 400 Index) and small-caps (S&P 600 Index) posted earnings growth of 15% and 16%, respectively, according to S&P. The current estimates for 2005 reflect earnings growth of 10.9% for the S&P 500, 13.1% for the S&P 400, and 18.8% for the S&P 600.

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         A COMMENTARY ON THE FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY
                         ALLOCATION FUND - (CONTINUED)
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Corporate America, in our opinion, is as healthy today as it has been in a long time. Perhaps the most compelling evidence is the record amount of cash that S&P 500 companies have at the present time. As of the end of the first quarter, S&P 500 companies had a record $2.46 trillion in cash and equivalents. The $632 billion held by the old industrial companies within the S&P 500, or non-financial firms, is also a record. Companies are utilizing some of their cash, as evidenced by the increases in dividend payouts and announced stock buybacks. Year-to-date through May 31, 2005, 163 companies in the S&P 500 have increased their dividend payouts, eight companies have initiated dividends, five have decreased their payouts and one dividend has been suspended, according to Standard & Poor's. A total of 384 companies within the index pay a dividend, vs. 116 that do not. S&P 500 company stock buybacks surged 91% year-over-year to $82 billion in the first quarter of 2005, according to Standard & Poor's. Buybacks were 24% higher in the first quarter than in the fourth quarter of 2004.

IN CLOSING

We believe that the overall strength of the economy and Corporate America bodes well for equities. The rally in the bond market, which began back in 1982, has gotten a little long in the tooth. We believe that some correction in intermediate and long-term interest rates could be a positive for equities. In our opinion, equities are currently reasonably priced. The S&P 500, for example, was valued at 19 times earnings per share for the trailing 12 months in May, the lowest ratio since September 1996, according to Bloomberg. Its P/E ratio is only 16 based on 2005 earnings estimates. Higher rates would naturally produce a correction in bond prices, which if significant enough, could signal an end to its rally. Such an event in our opinion, might motivate some investors to shift capital to the equities markets. We believe higher rates might also help to cool some of the speculation that is contributing to the spike in real estate prices. It is our contention that many investors fled equities during the bear market (3/00-10/02) in search of value. Well, as of May 31, 2005, those areas where investors moved to, such as bonds and real estate, appear to be close to priced out.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust Advisors L.P. and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO COMPONENTS+
MAY 31, 2005

                                [GRPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Oil, Gas & Consumable Fuels                                   17.7%
Insurance                                                      9.8%
Household Durables                                             7.0%
Health Care Providers & Services                               5.6%
Semiconductors & Semiconductor Equipment                       5.1%
Media                                                          5.0%
Food Products                                                  4.3%
Metals & Mining                                                4.3%
Computers & Peripherals                                        4.2%
Specialty Retail                                               3.8%
Household Products                                             3.7%
Independent Power Producers & Energy Traders                   2.7%
Pharmaceuticals                                                2.4%
Machinery                                                      2.1%
Electric Utilities                                             1.7%
Road & Rail                                                    1.6%
Beverages                                                      1.2%
Personal Products                                              1.2%
Commercial Services & Supplies                                 1.2%
Construction & Engineering                                     1.1%
Capital Markets                                                1.1%
Diversified Telecommunication Services                         1.1%
Health Care Equipment & Supplies                               1.1%
Energy Equipment & Services                                    1.0%
Automobiles                                                    0.9%
Software                                                       0.7%
Hotels, Restaurants & Leisure                                  0.7%
Internet Software & Services                                   0.7%
Construction Materials                                         0.5%
Food & Staples Retailing                                       0.5%
Multi  Utilities                                               0.5%
Electronic Equipment & Instruments                             0.5%
Communications Equipment                                       0.5%
Consumer Finance                                               0.5%
Real Estate (REITS)                                            0.4%
Trading Company & Distributors                                 0.4%
Aerospace & Defense                                            0.4%
Water Utilities                                                0.4%
Internet & Catalog Retail                                      0.4%
Airlines                                                       0.4%
Textiles, Apparel & Luxury Goods                               0.4%
IT Services                                                    0.3%
Electrical Equipment                                           0.3%
Chemicals                                                      0.3%
Containers & Packaging                                         0.3%

+ Percentages are based on total investments; please note that the percentages shown on the Portfolio of Investments are based on net assets.


                    See Notes to Financial Statements.                    Page 5

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

COMMON STOCKS - 99.3%

              OIL, GAS & CONSUMABLE FUELS - 17.6%
     10,641   Ashland, Inc. .................................  $      726,780
      9,227   Berry Petroleum Company, Class A ..............         438,836
     28,508   BP PLC, Sponsored ADR .........................       1,716,182
     19,470   ConocoPhillips ................................       2,099,645
     46,022   Devon Energy Corp. ............................       2,112,410
     41,820   EOG Resources, Inc. ...........................       2,086,400
     30,888   Exxon Mobil Corp. .............................       1,735,906
     17,227   Frontier Oil Corp. ............................         842,572
     27,778   Kerr-McGee Corp. ..............................       2,051,683
     18,925   Murphy Oil Corp. ..............................       1,849,919
     18,416   Newfield Exploration Company* .................         708,095
     11,500   Overseas Shipholding Group, Inc. ..............         702,650
      7,121   Southwestern Energy Company* ..................         497,046
     19,050   Sunoco, Inc. ..................................       1,953,958
     15,701   Total SA, Sponsored ADR .......................       1,745,794
     38,974   Unocal Corp. ..................................       2,221,128
     30,964   Valero Energy Corp. ...........................       2,124,750
     55,426   XTO Energy, Inc. ..............................       1,724,857
                                                               --------------
                                                                   27,338,611
                                                               --------------
              INSURANCE - 9.7%
     18,833   Allmerica Financial Corp.* ....................         657,648
     21,444   American Financial Group, Inc. ................         695,214
     48,541   Cincinnati Financial Corp. ....................       1,915,913
     43,479   Lincoln National Corp. ........................       1,979,599
     28,806   Loews Corp. ...................................       2,169,092
      1,894   Markel Corp.* .................................         647,275
     22,681   Ohio Casualty Corp. ...........................         542,076
     35,828   Prudential Financial, Inc. ....................       2,268,271
     11,600   Selective Insurance Group, Inc. ...............         558,308
     26,202   The Chubb Corp. ...............................       2,206,994
     14,218   Unitrin, Inc. .................................         707,914
     39,147   UnumPovident Corp. ............................         718,739
                                                               --------------
                                                                   15,067,043
                                                               --------------
              HOUSEHOLD DURABLES - 6.9%
     12,252   Beazer Homes USA, Inc. ........................         654,992
     66,801   D.R. Horton, Inc. .............................       2,309,311
     23,300   Fortune Brands, Inc. ..........................       2,015,450
     11,900   KB Home .......................................         803,726
        541   NVR, Inc.* ....................................         410,619
     30,403   Pulte Homes, Inc. .............................       2,324,309
      9,007   Standard Pacific Corp. ........................         721,641
      6,487   The Ryland Group, Inc. ........................         444,359
      5,072   Toll Brothers, Inc.* ..........................         469,616
     26,668   Tupperware Corp. ..............................         602,697
                                                               --------------
                                                                   10,756,720
                                                               --------------
Page 6                 See Notes to Financial Statements.

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

 COMMON STOCKS - CONTINUED

              HEALTH CARE PROVIDERS & SERVICES - 5.6%
     29,666   Aetna, Inc. ...................................  $    2,314,245
     10,250   DaVita, Inc.* .................................         472,115
     20,745   Humana, Inc.* .................................         754,288
     17,663   IMS Health, Inc. ..............................         433,627
     18,498   Quest Diagnostics, Inc. .......................       1,942,290
     10,942   Renal Care Group, Inc.* .......................         505,958
     17,305   WellPoint Inc.* ...............................       2,301,565
                                                               --------------
                                                                    8,724,088
                                                               --------------
              SEMICONDUCTORS
                  & SEMICONDUCTOR EQUIPMENT - 5.1%
     48,355   Cypress Semiconductor Corp.* ..................         625,230
     48,500   Integrated Device Technology, Inc.* ...........         593,155
     14,241   LAM Research Corp.* ...........................         436,914
    178,857   Micron Technology, Inc.* ......................       1,963,850
     27,962   OmniVision Technologies, Inc.* ................         442,359
    203,311   Taiwan Semiconductor Manufacturing
                 Company Ltd., Sponsored ADR ................       1,872,494
     70,772   Texas Instruments, Inc. .......................       1,956,138
                                                               --------------
                                                                    7,890,140
                                                               --------------
              MEDIA - 5.0%
     62,611   Comcast Corp., Class A* .......................       2,016,074
     39,476   The McGraw-Hill Companies, Inc. ...............       1,723,522
    115,862   Time Warner, Inc.* ............................       2,015,999
     36,967   WPP Group PLC, Sponsored ADR ..................       1,965,166
                                                               --------------
                                                                    7,720,761
                                                               --------------
              FOOD PRODUCTS - 4.3%
     88,157   Archer-Daniels-Midland Company ................       1,749,916
     65,224   Campbell Soup Company .........................       2,023,901
     23,950   Corn Products International, Inc. .............         529,056
     29,115   Hershey Foods Corp. ...........................       1,869,474
     12,101   Ralcorp Holdings, Inc. ........................         461,532
                                                               --------------
                                                                    6,633,879
                                                               --------------
              METALS & MINING - 4.2%
     25,345   AMCOL International Corp. .....................         491,693
      8,597   Carpenter Technology Corp. ....................         464,238
      7,573   Cleveland-Cliffs, Inc. ........................         444,005
     19,909   Commercial Metals Company .....................         520,819
     52,277   Inco Ltd. .....................................       2,017,369
      9,846   Quanex Corp. ..................................         510,909
     56,662   Teck Cominco Ltd., Class B ....................       1,841,786
      7,358   United States Steel Corp. .....................         292,628
                                                               --------------
                                                                    6,583,447
                                                               --------------


                    See Notes to Financial Statements.                    Page 7

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

 COMMON STOCKS - CONTINUED

              COMPUTERS & PERIPHERALS - 4.2%
    100,349   Hewlett-Packard Company .......................  $    2,258,856
     18,574   Intergraph Corp.* .............................         583,038
     10,570   QLogic Corp.* .................................         338,451
    198,396   Quantum Corp.* ................................         515,830
    105,827   Seagate Technology LLC ........................       2,245,649
     38,192   Western Digital Corp.* ........................         573,262
                                                               --------------
                                                                    6,515,086
                                                               --------------
              SPECIALTY RETAIL - 3.8%
      7,939   Abercrombie & Fitch Company, Class A ..........         455,143
     16,424   American Eagle Outfitters, Inc. ...............         464,799
     19,288   Autozone, Inc.* ...............................       1,745,950
     14,833   Chico's FAS, Inc.* ............................         507,437
     18,964   Genesco, Inc.* ................................         649,517
      9,471   Guitar Center, Inc.* ..........................         539,752
     17,152   Pacific Sunwear of California, Inc.* ..........         360,192
     14,462   The Children's Place Retail Stores, Inc.* .....         675,520
     36,000   The Pep Boys - Manny, Moe & Jack ..............         480,960
                                                               --------------
                                                                    5,879,270
                                                               --------------
              HOUSEHOLD PRODUCTS - 3.7%
     34,271   Colgate-Palmolive Company .....................       1,712,522
      7,116   Energizer Holdings, Inc.* .....................         447,454
     27,606   Kimberly-Clark Corp. ..........................       1,775,894
     30,425   The Clorox Company ............................       1,777,124
                                                               --------------
                                                                    5,712,994
                                                               --------------
              INDEPENDENT POWER PRODUCERS
                  & ENERGY TRADERS - 2.6%
     40,104   Constellation Energy Group, Inc. ..............       2,143,559
     71,300   Duke Energy Corp. .............................       1,959,324
                                                               --------------
                                                                    4,102,883
                                                               --------------
              PHARMACEUTICALS - 2.4%
     37,202   GlaxoSmithKline PLC, ADR ......................       1,848,939
     27,589   Johnson & Johnson .............................       1,851,222
                                                               --------------
                                                                    3,700,161
                                                               --------------
              MACHINERY - 2.1%
     10,476   Actuant Corp., Class A* .......................         471,420
     35,571   AGCO Corp.* ...................................         653,084
     20,562   CLARCOR, Inc. .................................         577,587
      7,055   ESCO Technologies Inc.* .......................         597,911
     23,907   The Timken Company ............................         561,814
      9,934   The Toro Company ..............................         427,659
                                                               --------------
                                                                    3,289,475
                                                               --------------


Page 8                  See Notes to Financial Statements.

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

 COMMON STOCKS - CONTINUED

              ELECTRIC UTILITIES - 1.7%
     13,743   ALLETE, Inc. ..................................  $      659,664
     21,527   PNM Resources, Inc. ...........................         627,297
     54,216   Sierra Pacific Resources Corp.* ...............         647,881
     43,437   TransAlta Corp. ...............................         693,689
                                                               --------------
                                                                    2,628,531
                                                               --------------
              ROAD & RAIL - 1.6%
     51,153   CSX Corp. .....................................       2,126,942
     18,942   J.B. Hunt Transport Services, Inc. ............         380,355
                                                               --------------
                                                                    2,507,297
                                                               --------------
              BEVERAGES - 1.2%
     33,917   PepsiCo, Inc. .................................       1,909,527
                                                               --------------
              PERSONAL PRODUCTS - 1.2%
     35,772   The Gillette Company ..........................       1,886,615
                                                               --------------
              COMMERCIAL SERVICES & SUPPLIES - 1.2%
     12,800   Banta Corp. ...................................         562,176
     13,949   Equifax, Inc. .................................         483,891
     16,160   Heidrick & Struggles International, Inc.* .....         405,778
     42,160   TeleTech Holdings, Inc.* ......................         344,447
                                                               --------------
                                                                    1,796,292
                                                               --------------
              CONSTRUCTION & ENGINEERING - 1.1%
     67,120   Quanta Services, Inc.* ........................         606,094
     27,493   The Shaw Group Inc.* ..........................         553,984
     12,832   Washington Group International, Inc.* .........         616,064
                                                               --------------
                                                                    1,776,142
                                                               --------------
              CAPITAL MARKETS - 1.1%
     15,341   A.G. Edwards, Inc. ............................         633,737
     15,915   Eaton Vance Corp. .............................         387,689
     47,420   Janus Capital Group Inc. ......................         728,371
                                                               --------------
                                                                    1,749,797
                                                               --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
     93,014   Telefonos de Mexico SA de CV,
                 Sponsored ADR ..............................       1,735,641
                                                               --------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
     16,533   Arrow International Inc. ......................         558,815
     11,739   Diagnostic Products Corp. .....................         511,116
     13,764   Haemonetics Corp.* ............................         560,195
                                                               --------------
                                                                    1,630,126
                                                               --------------
              ENERGY EQUIPMENT & SERVICES - 1.0%
      8,580   Cal Dive International, Inc.* .................         389,532
     14,970   Lone Star Technologies, Inc.* .................         620,506
     21,150   Rowan Companies, Inc. .........................         581,625
                                                               --------------
                                                                    1,591,663
                                                               --------------


                    See Notes to Financial Statements.                    Page 9

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

 COMMON STOCKS - CONTINUED

              AUTOMOBILES - 0.9%
     29,689   Harley-Davidson, Inc. .........................  $    1,455,652
                                                               --------------
              SOFTWARE - 0.7%
     44,615   NetIQ Corp.* ..................................         492,550
     20,400   THQ Inc.* .....................................         568,956
                                                               --------------
                                                                    1,061,506
                                                               --------------
              HOTELS, RESTAURANTS & LEISURE - 0.7%
     13,681   CEC Entertainment, Inc.* ......................         554,765
      7,827   Panera Bread Company, Class A* ................         494,666
                                                               --------------
                                                                    1,049,431
                                                               --------------
              INTERNET SOFTWARE & SERVICES - 0.6%
     60,584   Ariba, Inc.* ..................................         371,380
     23,997   WebEx Communications, Inc.* ...................         644,559
                                                               --------------
                                                                    1,015,939
                                                               --------------
              CONSTRUCTION MATERIALS - 0.5%
      6,957   Florida Rock Industries, Inc. .................         455,336
      8,397   Texas Industries, Inc. ........................         386,430
                                                               --------------
                                                                      841,766
                                                               --------------
              FOOD & STAPLES RETAILING - 0.5%
     19,993   Longs Drug Stores Corp. .......................         820,513
                                                               --------------
              MULTI-UTILITIES - 0.5%
     55,073   CMS Energy Corp.* .............................         728,616
                                                               --------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
     34,360   Avnet, Inc.* ..................................         718,811
                                                               --------------
              COMMUNICATIONS EQUIPMENT - 0.5%
     77,707   Powerwave Technologies, Inc.* .................         709,465
                                                               --------------
              CONSUMER FINANCE - 0.5%
     39,711   Providian Financial Corp.* ....................         707,650
                                                               --------------
              REAL ESTATE (REITS) - 0.4%
     25,490   New Plan Excel Realty Trust ...................         686,701
                                                               --------------
              TRADING COMPANY & DISTRIBUTORS - 0.4%
     18,780   GATX Corp. ....................................         626,689
                                                               --------------
              AEROSPACE & DEFENSE - 0.4%
     19,913   Aviall, Inc.* .................................         612,922
                                                               --------------
              WATER UTILITIES - 0.4%
     16,450   California Water Service Group ................         593,516
                                                               --------------
              INTERNET & CATALOG RETAIL - 0.4%
     29,940   Insight Enterprises, Inc.* ....................         586,225
                                                               --------------
              AIRLINES - 0.4%
     19,172   Alaska Air Group, Inc.* .......................         565,957
                                                               --------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     17,591   K-Swiss, Inc., Class A ........................         564,671
                                                               --------------


Page 10                See Notes to Financial Statements.

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2005

                                                                    MARKET
   SHARES                                                           VALUE
 ----------                                                      ------------

 COMMON STOCKS - CONTINUED

              IT SERVICES - 0.3%
     52,432   MPS Group, Inc.* ..............................  $      491,812
                                                               --------------
              ELECTRICAL EQUIPMENT - 0.3%
     17,887   Regal-Beloit Corp. ............................         459,696
                                                               --------------
              CHEMICALS - 0.3%
      6,880   Sigma-Aldrich Corp. ...........................         412,181
                                                               --------------
              CONTAINERS & PACKAGING - 0.3%
     27,231   Crown Holdings, Inc.* .........................         405,470
                                                               --------------
              TOTAL COMMON STOCKS ...........................     154,241,378
                                                               --------------
              (Cost $139,405,574)

              TOTAL INVESTMENTS - 99.3% .....................     154,241,378
              (Cost $139,405,574)**

              NET OTHER ASSETS & LIABILITIES - 0.7% .........       1,122,531
                                                               --------------
              NET ASSETS - 100.0% ...........................  $  155,363,909
                                                               ==============

================================================================================

         *    Non-income producing security
        **    Aggregate cost for federal income tax purposes
       ADR    American Depository Receipt
      REIT    Real Estate Investment Trust


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005

ASSETS:
Investments, at value
   (Cost $139,405,574) ........................................................               $154,241,378
Cash ..........................................................................                  1,133,507
Dividends receivable ..........................................................                    202,148
Interest receivable ...........................................................                      2,204
Prepaid expenses ..............................................................                      4,349
                                                                                              ------------
     Total Assets .............................................................                155,583,586
                                                                                              ------------

LIABILITIES:
Investment advisory fee payable ...............................................                     74,569
License fees payable ..........................................................                     50,682
Audit and legal fees payable ..................................................                     40,618
Printing fees payable .........................................................                     28,506
Payable to administrator ......................................................                     12,857
Trustees' fees payable ........................................................                      6,963
Accrued expenses and other payables ...........................................                      5,482
                                                                                              ------------
     Total Liabilities ........................................................                    219,677
                                                                                              ------------
NET ASSETS ....................................................................               $155,363,909
                                                                                              ============

NET ASSETS CONSIST OF:
Undistributed net investment income ...........................................               $     98,729
Accumulated net realized gain on investments sold .............................                 16,497,444
Net unrealized appreciation of investments ....................................                 14,835,804
Par value .....................................................................                     65,052
Paid-in capital ...............................................................                123,866,880
                                                                                              ------------
     Net Assets ...............................................................               $155,363,909
                                                                                              ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........               $      23.88
                                                                                              ============
Number of Common Shares outstanding ...........................................                  6,505,236
                                                                                              ============


Page 12                See Notes to Financial Statements.

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,094) .........................................       $  1,686,782
Interest .....................................................................................             12,332
                                                                                                     ------------
     Total investment income .................................................................          1,699,114
                                                                                                     ------------
EXPENSES:
Investment advisory fee ......................................................................            909,446
License fees .................................................................................            280,014
Administration fee ...........................................................................            139,621
Printing fees ................................................................................             66,816
Audit and legal fees .........................................................................             52,668
Trustees' fees and expenses ..................................................................             37,971
Transfer agent fees ..........................................................................             30,000
Custodian fees ...............................................................................             21,138
Other ........................................................................................             38,004
                                                                                                     ------------
Total expenses ...............................................................................          1,575,678
Expenses reimbursed by investment advisor ....................................................           (106,984)
                                                                                                     ------------
     Net expenses ............................................................................          1,468,694
                                                                                                     ------------
NET INVESTMENT INCOME ........................................................................            230,420
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
     Investments sold ........................................................................         16,620,925
     Foreign currencies and net other assets .................................................                125
                                                                                                     ------------
Net realized gain on investments sold during the period ......................................         16,621,050
                                                                                                     ------------
Net change in unrealized appreciation/(depreciation) of:
     Investments .............................................................................         14,213,830
     Foreign currencies and net other assets .................................................                (44)
                                                                                                     ------------
Net change in unrealized appreciation/(depreciation) of investments during the period ........         14,213,786
                                                                                                     ------------
Net realized and unrealized gain on investments ..............................................         30,834,836
                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................       $ 31,065,256
                                                                                                     ============


                       See Notes to Financial Statements.                Page 13

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR                PERIOD
                                                                                                     ENDED                ENDED
                                                                                                   5/31/2005            5/31/2004*
                                                                                                 -------------        -------------
Net investment income/(loss) .............................................................       $     230,420        $     (57,866)
Net realized gain/(loss) on investments sold during the period ...........................          16,621,050             (125,193)
Net change in unrealized appreciation/(depreciation) of investments during the period ....          14,213,786              622,018
                                                                                                 -------------        -------------
Net increase in net assets resulting from operations .....................................          31,065,256              438,959
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ....................................................................            (130,104)                  --
                                                                                                 -------------        -------------
Total distributions to shareholders ......................................................            (130,104)                  --
                                                                                                 -------------        -------------
CAPITAL TRANSACTIONS:
Net proceeds from sale of 6,505,236 shares of Common Shares ..............................                  --          123,989,798
                                                                                                 -------------        -------------
Net increase in net assets ...............................................................          30,935,152          124,428,757
NET ASSETS:
Beginning of period ......................................................................         124,428,757                   --
                                                                                                 -------------        -------------
End of period ............................................................................       $ 155,363,909        $ 124,428,757
                                                                                                 =============        =============
Undistributed net investment income at end of period .....................................       $      98,729        $          --
                                                                                                 =============        =============

----------

*     The Fund commenced operations on April 16, 2004.


Page 14                See Notes to Financial Statements.z

FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                              YEAR              PERIOD
                                                                              ENDED             ENDED
                                                                            5/31/2005         5/31/2004*
                                                                           -----------       -----------
Net asset value, beginning of period ..............................        $     19.13       $     19.10
                                                                           -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................................               0.04             (0.01)
Net realized and unrealized gain on investments ...................               4.73              0.08
                                                                           -----------       -----------
Total from investment operations ..................................               4.77              0.07
                                                                           -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .............................................              (0.02)               --
                                                                           -----------       -----------
Total from distributions ..........................................              (0.02)               --
                                                                           -----------       -----------
Common shares offering costs charged to paid-in capital ...........                 --             (0.04)
                                                                           -----------       -----------
Net asset value, end of period ....................................        $     23.88       $     19.13
                                                                           ===========       ===========
Market value, end of period .......................................        $     20.54       $     17.20
                                                                           ===========       ===========
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ ........................              24.96%             0.16%
                                                                           ===========       ===========
TOTAL RETURN BASED ON MARKET VALUE (B)+ ...........................              19.54%           (14.00)%
                                                                           ===========       ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................        $   155,364       $   124,429
Ratio of net expenses to average net assets .......................               1.05%             1.68%**
Ratio of total expenses to average net assets .....................               1.13%             1.68%**
Ratio of net investment income/(loss) to average net assets .......               0.16%            (0.52)%**
Portfolio turnover rate ...........................................             162.61%             2.93%

----------
*     The Fund commenced operations on April 16, 2004.

**    Annualized.

(a) Total return based on net asset value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in net asset value per share and does not reflect sales load.

(b) Total return based on market value is the combination of reinvested dividend income and reinvested capital gains distributions, at prices obtained by the Dividend Reinvestment Plan, if any, and changes in Common Share price per share, all based on market price per share.

+     Total return is not annualized for periods less than one year.


                       See Notes to Financial Statements.                Page 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                               1. FUND DESCRIPTION

First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 20, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FVI on the American Stock Exchange.

The Fund's investment objective is to provide capital appreciation. The Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in a diversified portfolio of the common stocks selected through the application of a disciplined investment strategy implemented by the Fund's investment adviser, First Trust Advisors L.P. ("First Trust"). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in 60 days or less are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the net change in unrealized appreciation/(depreciation) of foreign currencies

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

and net other assets in the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the net realized gains on foreign currencies and net other assets in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2005, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in undistributed net investment income by $1,587 and an increase in accumulated net realized gain on investments by $1,587. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended May 31, 2005 and the period ended May 31, 2004 is as follows:

                                                      2005                2004
                                                      ----                ----

Distributions paid from:
Ordinary Income................................    $    130,104     $       --

As of May 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income..................    $ 16,594,461
Undistributed Long-term Capital Gains..........    $      1,712
Net Unrealized Appreciation....................    $ 14,835,804

INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

EXPENSES:

The Fund will pay all expenses directly related to its operations. First Trust has entered into a non-exclusive license agreement with Value Line(R) Publishing, Inc. which allows for the use by First Trust of the Value Line(R) Timeliness(TM), Safety(TM) and Technical(TM) Ranking Systems and certain trademarks and trade names of Value Line(R) Publishing, Inc. The Fund is a sub-licensee to this license agreement. In exchange, Value Line(R) Publishing, Inc. receives an annual fee, payable on a quarterly basis, equal to 0.15% of the Fund's gross daily assets during such calendar quarter. This license fee is paid by the Fund to First Trust, which pays Value Line(R) Publishing, Inc. The terms of the license agreement provide that it shall continue in effect for a term of one year and will be automatically renewed for successive one year terms unless either party elects not to renew the agreement.

First Trust has entered into a non-exclusive licensing and services agreement and a related work order with Ibbotson Associates, Inc. ("Ibbotson") which allows for the use by First Trust of the Ibbotson name for inclusion in the name of the Fund and in connection with the promotion, offering, operation and marketing of the Fund. In addition, Ibbotson performs certain other services for First Trust under the terms of the agreement. In exchange, Ibbotson receives an annual fee, payable quarterly, based upon the aggregate assets under management in the Fund. The annual fee is 0.05% of all assets under management of the Fund, with a minimum annual fee of $50,000 for services rendered. The annual fee is paid by the Fund to First Trust, which in turn pays Ibbotson. The terms of the agreement provide that it shall remain in effect for a minimum of twenty-four
(24) months from the date of execution of the agreement unless terminated earlier in accordance with the terms of the agreement.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

ORGANIZATIONAL AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust has paid all organizational expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's estimated share of Common Share offering costs, $260,209, were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended May 31, 2004.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets.

First Trust has agreed to reimburse the Fund for fees and expenses in an amount equal to 0.07% of the average daily net assets of the Fund through April 27, 2006. Reimbursements are reported as "expenses reimbursed by investment advisor" in the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective June 7, 2004, the Trustees of the Fund approved a revised compensation plan. Under the revised plan, the Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust fund complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, the Fund paid each Trustee who was not an officer or employee of First Trust or any of its affiliates $10,000 per annum plus $1,000 per regularly scheduled meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2005, aggregated amounts were $227,043,040 and $227,268,240, respectively.

As of May 31, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,508,805, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,673,001.

                               5. SUBSEQUENT EVENT

On May 20, 2005, the Fund declared a dividend of $1.27 per share which represents a dividend from net investment income of $0.02 and short-term capital gain of $1.25 to Common Shareholders of record June 3, 2005, payable June 15, 2005.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund"), including the portfolio of investments, as of May 31, 2005, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 16, 2004 (inception) through May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Value Line(R) & Ibbotson Equity Allocation Fund as of May 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
July 8, 2005

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 13, 2004. At the Annual Meeting the Fund's Board of Trustees, consisting of James A. Bowen, Niel B. Nielson, Thomas R. Kadlec, Richard E. Erickson and David M. Oster, was elected to serve an additional one year term. The number of votes cast for James A. Bowen was 4,842,752, the number of votes withheld was 77,869 and the number of abstentions was 1,584,615. The number of votes cast for Niel B. Nielson was 4,842,802, the number of votes withheld was 77,819 and the number of abstentions was 1,584,615. The number of votes cast for Richard E. Erickson was 4,842,552, the number of votes withheld was 78,069 and the number of abstentions was 1,584,615. The number of votes cast for Thomas R. Kadlec was 4,843,002, the number of votes withheld was 77,619 and the number of abstentions was 1,584,615. The number of votes cast for David M. Oster was 4,843,302, the number of votes withheld was 77,319 and the number of abstentions was 1,584,615.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2005, 100% qualify for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 100% of the ordinary income (including short-term capital gain), for the year ended May 31, 2005.

For the year ended May 31, 2005, the amount of long-term capital gains designated by the Fund was $1,712, which is taxable at a 15% rate for federal income tax purposes.

--------------------------------------------------------------------------------
MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                         BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers* of the Fund is set forth below. The statement of additional information ("SAI") includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                         NUMBER OF              OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX       DIRECTORSHIPS
      POSITION(S) WITH TRUST     LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o One year             Physician; President,         22 portfolios              None
D.O.B. 04/51                     o 14 months served     Wheaton Orthopedics;
c/o First Trust Advisors L.P.                           Co-owner and
1001 Warrenville Road                                   Co-Director, Sports Med
Suite 300                                               Center for Fitness;
Lisle, IL 60532                                         Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership

Niel B. Nielson, Trustee         o One year             President, Covenant           22 portfolios        Director of Good News
D.O.B. 03/54                     o 14 months served     College (June 2002 to                              Publishers-Crossway
c/o First Trust Advisors L.P.                           Present); Pastor,                                  Books; Covenant
1001 Warrenville Road                                   College Church in                                  Transport, Inc.
Suite 300                                               Wheaton (1997 to June 2002)
Lisle, IL 60532

Thomas R. Kadlec, Trustee        o One year             Vice President and Chief      22 portfolios              None
D.O.B. 11/57                     o 14 months served     Financial Officer (1990
c/o First Trust Advisors L.P.                           to present), ADM
1001 Warrenville Road                                   Investor Services, Inc.
Suite 300                                               (Futures Commission
Lisle, IL 60532                                         Merchant); Registered
                                                        Representative (2000 to
                                                        present), Segerdahl &
                                                        Company, Inc., an NASD
                                                        member (Broker-Dealer)

David M. Oster, Trustee          o One year             Trader and Market Maker,      10 portfolios              None
D.O.B. 03/64                     o 14 months served     Chicago Board Options
c/o First Trust Advisors L.P.                           Exchange (Self
1001 Warrenville Road                                   Employed-1987 to present
Suite 300                                               in options trading and
Lisle, IL 60532                                         market making)

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                        NUMBER OF               OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        DIRECTORSHIPS
      POSITION(S) WITH TRUST     LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee          o One year Trustee     President, First Trust        22 portfolios              None
President, Chairman of the         term and indefinite  Advisors L.P. and First
Board and CEO                      officer term         Trust Portfolios L.P;
D.O.B. 09/55                     o 14 months served     Chairman of the Board,
1001 Warrenville Road                                   BondWave LLC and
Suite 300                                               Stonebridge Advisors LLC
Lisle, IL 60532

-----------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

Robert F. Carey, Vice            o Indefinite term      Senior Vice President,             N/A                   N/A
President                        o 14 months served     First Trust Advisors
D.O.B. 07/63                                            L.P. and First Trust
1001 Warrenville Road                                   Portfolios L.P
Suite 300
Lisle, IL 60532

Mark R. Bradley, Treasurer,      o Indefinite term      Chief Financial Officer,           N/A                   N/A
Controller, Chief Financial      o 14 months served     Managing Director, First
Officer, and Chief                                      Trust Advisors L.P. and
Accounting Officer                                      First Trust Portfolios
D.O.B. 11/57                                            L.P.; Chief Financial
1001 Warrenville Road                                   Officer, BondWave LLC
Suite 300                                               and Stonebridge
Lisle, IL 60532                                         Advisors LLC

W. Scott Jardine, Secretary      o Indefinite term      General Counsel, First             N/A                   N/A
and Chief Compliance             o 14 months served     Trust Advisors L.P. and
Officer                                                 First Trust Portfolios
D.O.B. 05/60                                            L.P.; Secretary,
1001 Warrenville Road                                   BondWave LLC and
Suite 300                                               Stonebridge Advisors LLC
Lisle, IL 60532

--------------------------------------------------------------------------------
MANAGEMENT - (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
                                  MAY 31, 2005

                   BOARD OF TRUSTEES AND OFFICERS (CONTINUED)

                                                                                        NUMBER OF               OTHER
                                                                                        PORTFOLIOS          TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        DIRECTORSHIPS
      POSITION(S) WITH TRUST     LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES- (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Roger F. Testin                  o Indefinite term      Senior Vice President,             N/A                   N/A
Vice President                   o 14 months served     First Trust Advisors
D.O.B. 06/66                                            L.P. (August 2001 to
1001 Warrenville Road                                   present); Analyst, Dolan
Suite 300                                               Capital Management
Lisle, IL 60532                                         (1998-2001)

Susan M. Brix                    o Indefinite term      Representative, First              N/A                   N/A
Assistant Vice President         o 14 months served     Trust Portfolios L.P.;
D.O.B. 01/60                                            Assistant Portfolio
1001 Warrenville Road                                   Manager, First Trust
Suite 300                                               Advisors L.P.
Lisle, IL 60532

Kristi A. Maher                  o Indefinite term      Assistant General                  N/A                   N/A
Assistant Secretary              o 1 year served        Counsel, First Trust
D.O.B. 12/66                                            Portfolios L.P. (March
1001 Warrenville Road                                   2004 to present);
Suite 300                                               Associate, Chapman and
Lisle, IL 60532                                         Cutler LLP (1995-2004)

----------
      * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $13,500 from inception on April 27, 2004 to May 31, 2004 and $27,975 for the fiscal year ended May 31, 2005.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in the Fund's last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from inception on April 27, 2004 to May 31, 2004 and $0 for the fiscal year ended May 31, 2005.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the adviser's registration statements and are not reported under paragraph (a) of this Item were $0 from inception on April 27, 2004 to May 31, 2004 and $20,000 for the fiscal year ended May 31, 2005. These fees were for AIMR-PPS verification services.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 from inception on April 27, 2004 to May 31, 2004 and $3,500 for the fiscal year ended May 31, 2005. These fees were for review and signing of tax returns.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Fund's adviser were $0 from inception on April 27, 2004 to May 31, 2004 and $6,000 for the fiscal year ended May 31, 2005. These fees were for tax return preparation.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from inception on April 27, 2004 to May 31, 2004 and $0 for the fiscal year ended May 31, 2005.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in the last two fiscal years (of the Registrant) for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 from inception on April 27, 2004 to May 31, 2004 and $35,000 for the fiscal year ended May 31, 2005. These fees were for tax services in connection with the development of a new fund.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee and shall report any such pre-approval to the full Committee.

         The Committee is also responsible for the approval of the independent auditor's engagements for non-audit services with the Fund's management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Fund's management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                (b) 0%.

                (c) 0%.

                (d) 0%.

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant were $0 for the registrant and the registrant's investment adviser from inception on April 27, 2004 to May 31, 2004 and $3,500 for the registrant and $61,000 for the registrant's investment adviser for the fiscal year ended May 31, 2005.

         (h) Not applicable. The audit committee pre-approved all non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, David M. Oster and Richard E. Erickson.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

EXHIBIT B

ISS 2005 PROXY VOTING

GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o     Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o     Implement or renew a dead-hand or modified dead-hand poison pill

o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Failed to act on takeover offers where the majority of the shareholders tendered their shares

o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

o Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o Are inside directors or affiliated outside directors and the full board is less than majority independent

o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BYCASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o     Two-thirds independent board

o     All-independent key committees

o     Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o     Background to the proxy contest

o     Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o     Purchase price

o     Fairness opinion

o     Financial and strategic benefits

o     How the deal was negotiated

o     Conflicts of interest

o     Other alternatives for the business

o     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Impact on the balance sheet/working capital

o     Potential elimination of diseconomies

o     Anticipated financial and operating benefits

o     Anticipated use of funds

o     Value received for the asset

o     Fairness opinion

o     How the deal was negotiated

o     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o     Dilution to existing shareholders' position

o     Terms of the offer

o     Financial issues

o     Management's efforts to pursue other alternatives

o     Control issues

o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o     The reasons for the change

o     Any financial or tax benefits

o     Regulatory benefits

o     Increases in capital structure

o     Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

o     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o     Offer price

o     Fairness opinion

o     How the deal was negotiated

o     Changes in corporate governance

o     Change in the capital structure

o     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o     Tax and regulatory advantages

o     Planned use of the sale proceeds

o     Valuation of spinoff

o     Fairness opinion

o     Benefits to the parent company

o     Conflicts of interest

o     Managerial incentives

o     Corporate governance changes

o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o     Cash compensation, and

o     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1 : PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                           RUSSELL 3000                        NON-RUSSELL 3000
------------------------------------------------------------------------------------------------------------------------------
                                                                     Standard   Mean + Std              Standard    Mean + Std
GICS           GICS Dsec                                   Mean      Deviation     Dev         Mean     Deviation       Dev
------------------------------------------------------------------------------------------------------------------------------
1010           Energy                                      1.60%       1.02%       2.61%       2.59%       2.19%       4.78%
------------------------------------------------------------------------------------------------------------------------------
1510           Materials                                   1.55%       0.81%       2.36%       2.54%       1.92%       4.46%
------------------------------------------------------------------------------------------------------------------------------
2010           Capital Goods                               1.86%       1.19%       3.05%       3.23%       2.93%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2020           Commercial Services & Supplies              2.87%       1.53%       4.40%       4.39%       3.68%       8.07%
------------------------------------------------------------------------------------------------------------------------------
2030           Transportation                              2.10%       1.50%       3.60%       2.44%       2.22%       4.66%
------------------------------------------------------------------------------------------------------------------------------
2510           Automobiles & Components                    2.10%       1.37%       3.48%       2.90%       2.28%       5.18%
------------------------------------------------------------------------------------------------------------------------------
2520           Consumer  Durables & Apparel                2.40%       1.51%       3.90%       3.42%       2.79%       6.21%
------------------------------------------------------------------------------------------------------------------------------
2530           Hotels  Restaurants & Leisure               2.39%       1.08%       3.48%       3.30%       2.87%       6.17%
------------------------------------------------------------------------------------------------------------------------------
2540           Media                                       2.34%       1.50%       3.84%       4.12%       2.89%       7.01%
------------------------------------------------------------------------------------------------------------------------------
2550           Retailing                                   2.89%       1.95%       4.84%       4.26%       3.50%       7.75%
------------------------------------------------------------------------------------------------------------------------------
3010 to 3030   Food & Staples Retailing                    1.98%       1.50%       3.48%       3.37%       3.32%       6.68%
------------------------------------------------------------------------------------------------------------------------------
3510           Health  Care  Equipment & Services          3.24%       1.96%       5.20%       4.55%       3.24%       7.79%
------------------------------------------------------------------------------------------------------------------------------
3520           Pharmaceuticals & Biotechnology             3.60%       1.72%       5.32%       5.77%       4.15%       9.92%
------------------------------------------------------------------------------------------------------------------------------
4010           Banks                                       1.44%       1.17%       2.61%       1.65%       1.60%       3.25%
------------------------------------------------------------------------------------------------------------------------------
4020           Diversified Financials                      3.12%       2.54%       5.66%       5.03%       3.53%       8.55%
------------------------------------------------------------------------------------------------------------------------------
4030           Insurance                                   1.45%       0.88%       2.32%       2.47%       1.77%       4.24%
------------------------------------------------------------------------------------------------------------------------------
4040           Real Estate                                 1.01%       0.89%       1.90%       1.51%       1.50%       3.01%
------------------------------------------------------------------------------------------------------------------------------
4510           Software & Services                         5.44%       3.05%       8.49%       8.08%       6.01%      14.10%
------------------------------------------------------------------------------------------------------------------------------
4520           Technology Hardware & Equipment             4.00%       2.69%       6.68%       5.87%       4.25%      10.12%
------------------------------------------------------------------------------------------------------------------------------
4530           Semiconductors & Semiconductor Equipmen     5.12%       2.86%       7.97%       6.79%       3.95%      10.74%
------------------------------------------------------------------------------------------------------------------------------
5010           Telecommunication Services                  2.56%       2.39%       4.95%       4.66%       3.90%       8.56%
------------------------------------------------------------------------------------------------------------------------------
5510           Utilities                                   0.90%       0.65%       1.55%       3.74%       4.63%       8.38%
------------------------------------------------------------------------------------------------------------------------------

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

-     Base salary, bonus, long-term incentives

- Accumulative realized and unrealized stock option and restricted stock gains

- Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

- Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

- Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

-     Payment if termination occurs within 12 months: $_____

-     Payment if "not for cause" termination occurs within 12 months: $_____

-     Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performancecontingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o     Director stock ownership guidelines

-     A minimum of three times the annual cash retainer.

o     Vesting schedule or mandatory holding/deferral period

-     A minimum vesting of three years for stock options or restricted stock, or

-     Deferred stock payable at the end of a three-year deferral period.

o     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

o     Retirement/Benefit and Perquisites programs

-     No retirement/benefits and perquisites provided to non-employee directors.

o     Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the repricing

o     Value-for-value exchange

o     Treatment of surrendered options

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

o     Purchase price is less than 85 percent of fair market value, or

o     Offering period is greater than 27 months, or

o The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o     The triggering mechanism should be beyond the control of management

o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o     The degree that competitors are using animal-free testing.

o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o     Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o     Whether the company already limits price increases of its products

o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

o     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

o The company's existing healthcare policies, including benefits and healthcare access for local workers

o     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o     Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o     The risk of any health-related liabilities. Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o     Whether the company has gone as far as p eers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o     Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o     The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

o     Spinoff tobacco-related businesses:

o     The percentage of the company's business affected

o     The feasibility of a spinoff

o     Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;

o     The company intends to pursue operations in the ANWR; and

o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

o     The feasibility of financially quantifying environmental risk factors,

o The company's compliance with applicable legislation and/or regulations regarding environmental performance,

o     The costs associated with implementing improved standards,

o The potential costs associated with remediation resulting from poor environmental performance, and

o     The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o     The nature of the company's business and the percentage affected

o     The extent that peer companies are recycling

o     The timetable prescribed by the proposal

o     The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets

      o     The utility of such a report to shareholders

      o The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o     The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o     Independence of the compensation committee

o     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o     The nature and amount of company business in that country

o     The company's workplace code of conduct

o     Proprietary and confidential information involved

o     Company compliance with U.S. regulations on investing in the country

o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o     Agreements with foreign suppliers to meet certain workplace standards

o     Whether company and vendor facilities are monitored and how

o     Company participation in fair labor organizations

o     Type of business

o     Proportion of business conducted overseas

o     Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o     Peer company standards and practices

o     Union presence in company's international factories

o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o     The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o     Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o     The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o     The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o     The level of the company's investment in Northern Ireland

o     The number of company employees in Northern Ireland

o     The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o     Whether the company has in the past manufactured landmine components

o     Whether the company's peers have renounced future production

o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o     What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o     The percentage of revenue derived from cluster bomb manufacture

o     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

o     Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o     The information is already publicly available or

o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o     The degree of board diversity

o     Comparison with peer companies

o     Established process for improving board diversity

o     Existence of independent nominating committee

o     Use of outside search firm

o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o     The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o     The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o     attend less than 75 percent of the board and committee meetings

o     without a valid excuse for the absences. Valid reasons include illness or

o absence due to company business. Participation via telephone is acceptable.

o     In addition, if the director missed only one meeting or one day's

o     meetings, votes should not be withheld even if such absence dropped the

o     director's attendance below 75 percent.

o     ignore a shareholder proposal that is approved by a majority of shares

o     outstanding;

o     ignore a shareholder proposal that is approved by a majority of the

o     votes cast for two consecutive years;

o     are interested directors and sit on the audit or nominating committee; or

o     are interested directors and the full board serves as the audit or

o     nominating committee or the company does not have one of these

o     committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Past performance relative to its peers

o     Market in which fund invests

o     Measures taken by the board to address the issues

o     Past shareholder activism, board activity, and votes on related proposals

o     Strategy of the incumbents versus the dissidents

o     Independence of directors

o     Experience and skills of director candidates

o     Governance profile of the company

o     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o     Proposed and current fee schedules

o     Fund category/investment objective

o     Performance benchmarks

o     Share price performance as compared with peers

o     Resulting fees relative to peers

o     Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY- CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o     The degree of change implied by the proposal

o     The efficiencies that could result

o     The state of incorporation

o     Regulatory standards and implications

Vote AGAINST any of the following changes:

o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

o Removal of shareholder approval requirement for amendments to the new declaration of trust

o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

o Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
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By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JULY 28, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date              JULY 28, 2005
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By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date              JULY 28, 2005
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* Print the name and title of each signing officer under his or her signature.